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                                                                   Exhibit 10.30

      KANSAS ECONOMIC OPPORTUNITY INITIATIVES FUND Project #99-KEOIF-020

                      LOAN AGREEMENT and PROMISSORY NOTE

    This Loan Agreement and Promissory Note (the Agreement), effective April 21, 199 9 , is entered into between the following parties:
--------     ---

    Lender:   Kansas Department of Commerce & Housing
              Business Development Division
              700 SW Harrison Street, Suite 1300
              Topeka, Kansas 66603-3712
              Phone: (785) 296-5298;  FAX: (785) 296-3490
              Contact Person/Title: Steve Kelly, Director, Business Development Division

    Borrower: Intek Information, Inc.
              370 17th Street, Suite 3950
              Denver CO 80202-1370
              Phone: (303) 357-3006;  FAX: (303) 405-8420
              Contact Person/Title: Jay Kirksey, Senior VP Human Resources
              FEIN: 84-1334615

    WHEREAS, K.S.A. 74-50,131, et seq., as amended, establishes a Kansas Economic Opportunity Initiatives Fund (the Fund); and

    WHEREAS, it has been determined by the Secretary of Commerce & Housing (the Secretary) that an economic emergency or unique opportunity exists which warrants funding to secure economic benefits or avoid or remedy economic losses, as defined in K.S.A. 74-50,131, et seq., as amended; and

    WHEREAS, the Borrower has specified that this funding will assist in offsetting costs associated with the development of a business facility at Fort Scott, Kansas; and

    WHEREAS, the Governor has, by approval of the Secretary's recommendation, authorized an expenditure of up to $400,000 from the Fund for the purpose of making a loan to the Borrower under such terms and conditions as may be prescribed by the Secretary;

    NOW THEREFORE, in consideration of the mutual promises, covenants and agreements, the parties agree as follows:

    1) Loan Amount and Terms: Subject to the terms and conditions of the
       ---------------------
Agreement, the Lender hereby agrees to provide the Borrower with the principal sum of up to four hundred thousand dollars (S400,000) for a sixty (60) month period. Interest will accrue from the date of disbursement at the rate of zero percent (0.0%) per annum on the unpaid balance. Should a default occur, repayment of all principal and interest will be made immediately in accordance with the provisions shown below. The Borrower shall have the right to prepay any part or all of the unpaid principal and interest balance at any time without penalty. This loan is not transferable.

    2) Forgiveness of Debt: The Borrower promises to create and maintain minimum
       -------------------
employment and payroll levels in each of five (5) years as shown in the following schedule:

               Year 1        Year 2        Year 3        Year 4        Year 5

Jobs              210           400           400           400           400

Payroll    $3,941,340    $7,375,350    $7,563,075    $7,755,475    $7,952,700

Job figures reflect full-time equivalent (FTE) positions only. One FTE is equal to 2080 hours earned per year, including vacation. Payroll is based on gross earnings taxable to the individual employee. The start of Year 1 will coincide with the final disbursement of these loan monies, but under no circumstance will it begin later than 12 months after the initial disbursement of these loan monies.

                                       1
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At each scheduled anniversary, the outstanding principal balance will be divided by the number of remaining anniversary dates. The resultant amount and all interest accrued since the previous anniversary date will be forgiven if the scheduled job and payroll commitments have been met. However, in the event the facility is vacated during the term of this agreement, any principal and interest which has been forgiven will be repaid in accordance with item (17) below.

In the event of a technical default under this section, the Borrower has the right of appeal, if compelling evidence can be presented demonstrating that the default is the result of dramatic, unforeseen changes in economic or market conditions. In the event of an appeal, the Secretary will have the sole discretion to enforce the provisions as set forth in item (17) below.

   3) Availability of Loan Funds: Disbursement of the loan proceeds from Lender
      --------------------------
to Borrower is made contingent upon the availability of funds appropriated for and deposited in the Fund. Loan monies will be disbursed from the Fund on a reimbursement basis when the Borrower submits to the Lender copies of invoices generated by the Borrower's suppliers in connection with the project activities outlined below. All disbursement requests must be made within eighteen (18) months of the date of this agreement. Without prior written agreement by the Secretary, funds not requested within this time-frame will be unencumbered and unavailable to the project

   4) Collateral: None is required under this Agreement.
      ----------

   5) Mortgage/Security Agreement: Not applicable.
      ---------------------------

   6) Insurance: The Borrower agrees to provide and maintain at its own expense
      ---------
casualty and hazard insurance covering loss by fire or wind with extended coverage insuring all of the real estate, buildings, fixtures and improvements and all business machinery, equipment, furnishings and furniture at its Fort Scott, Kansas facility. Evidence of such coverage will be provided to the Lender. The total amount of the insurance policy shall be sufficient to pay all indebtedness to lien holders and other parties with an interest in this property, and pay the Lender the entire outstanding principal balance and accrued interest. The State of Kansas shall be named as a beneficiary on the insurance policy.

   7) Force Majeure: In the event that operations at the worksite are impaired
      -------------
or suspended due to uncontrollable forces of nature, the Borrower will be given a reasonable period of time, as determined in the sole discretion of the Secretary, in which to reestablish any lost jobs. The term of this agreement will be extended by the length of this period, and no contractual penalty will be imposed on the company during this period.

   8) Release of Mortgage/Security Agreement: Not applicable.
      --------------------------------------

   9) Life Insurance: Not applicable.
      --------------

   10) Use of Funds: The monies from this loan shall be used by the Borrower to
       ------------
pay for costs related to offsetting costs associated with the development of a business facility for the Borrower at Fort Scott; Kansas.

Any machinery and equipment obtained using these KEOIF funds will be promptly identified to the Lender, including narrative description and serial number, and will remain in the Fort Scott, Kansas facility for the duration of this agreement. The Lender or its representative shall be afforded the right of inspection of such machinery and equipment throughout the term of this agreement.

   11) Services Provided to Borrower: The Lender is not obligated to provide any
       -----------------------------
services to the Borrower other than those specified in the Agreement.

   12) Related Contracts: The Borrower shall provide copies of all contracts
       -----------------
entered into by the Borrower for activities covered by the loan monies.

   13) Period of Performance: The Borrower may be reimbursed with loan funds for
       ---------------------
expenses incurred prior to the date of this Agreement, if they were made in connection with activities defined in item (10) above.

Activities will terminate when all conditions of the Agreement have been met within any specified time frames, or by mutual consent of all parties to the Agreement, or when a default situation arises, unless the Lender chooses not to terminate the Agreement.

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   14) Financial Management: Borrower shall keep accounting records in
       ---------------------
conformance with generally accepted accounting principles, and make such records and all related reports, files, documents and other papers pertaining to the funds provided under this Agreement available for audits, examinations and monitoring if requested by Lender; such records will be retained for a period of three (3) years after termination of the loan period or repayment of the debt in full. The accounting system used by the Borrower shall clearly establish records of budgets and expenditures for the activities funded with the loan monies.

   15) Monitoring: A random audit, or audits, may be conducted by the Lender, or
       -----------
a designated representative of the Lender, to assure accountability of loan expenditures and examine the status of any machinery and equipment acquired with this KEOIF funding.

Following the period of performance, the Lender, or a designated representative of the Lender, will conduct a final program audit of all loan expenditures and the status of KEIOF-acquired machinery and equipment. At the Lender's option any unauthorized or unaccountable expenditures may be subject to repayment by the Borrower to the Lender. If deemed necessary by the Lender, an outside audit will be conducted at the expense of the Borrower.

   16) Waivers: The Borrower hereby waives presentment, demand of payment,
       --------
protest, and any and all other notices and demands whatsoever. No waiver of any payment or other right under this Agreement shall operate as a waiver of any other payment or right.

   17) Default: This Agreement shall be considered in default:
       --------
        (A) Upon any default or failure to properly perform under any clause in this Agreement (or the provisions of any security agreement(s) or mortgage documents which secure this Agreement).
            (i) If, on the scheduled anniversary, job or payroll levels are below the minimums specified in item (2) of this Agreement, the following repayment is required within thirty (30) days:
                    a) job and payroll components will be weighted equally, so that a blended percentage of overall job and payroll accomplishment is determined; the outstanding principal balance will be divided by the number of remaining anniversary dates, with the resultant portion of the principal balance multiplied by the inverse of the blended percentage to produce the proportionate principal amount due, plus
                    b) interest accrued since the previously scheduled
                         anniversary date will be multiplied by the inverse of the blended percentage to produce the proportionate amount of interest due.
            (ii) If the Borrower vacates the Fort Scott, Kansas facility during the term of this Agreement, the following repayment is required:
                    a) the entire outstanding principal amount is immediately
                       due and payable, plus
                    b) any principal and interest previously forgiven as
                       specified in item (2) above, plus
                    c) interest penalties equal to a twelve percent (12%)
                       compounded annual rate calculated for a 5 year period against the highest outstanding principal amount over the term of the loan.
            (iii) Upon audit, any loan funds shown to have been used for other than the intended purposes shall be repaid with interest to Lender by Borrower. Such unintended purposes would include, but not be limited to, the acquisition of machinery and equipment which is not used at the Fort Scott, Kansas facility throughout the term of this loan. The amount to be repaid shall be such principal plus twenty-five percent (25%) compounding interest accrued from the date of the initial draw-down against this loan.
            (iv) If the Borrower otherwise defaults in any manner on the obligations set forth in this Agreement, the following repayment is required:
                    a) any principal balance outstanding on the loan is due
                       and payable; and
                    b) interest penalties equal to a twelve percent (12%)
                       compounded annual rate calculated against the principal balance for the period during which it has been outstanding.

        (B) Upon any occurrence under this Agreement or security agreements or mortgage documents by which this loan may or shall become due and payable.

        (C) At any time that the Lender determines in good faith that the prospect of any payment required by this note is impaired.

In the event of continued default following a fifteen (15) day written notice of default, the Lender may, at its option, declare all unpaid indebtedness evidenced by this Agreement and any modifications thereof, immediately due and payable, without further notice, regardless of date of maturity. The Lender's failure to exercise this option when available at any point in time shall in no way invalidate its right to exercise the option in future default situations. Should it become necessary to collect the monetary obligations of this Agreement through an attorney, the Borrower agrees to pay all costs of collecting these monies, including reasonable attorneys' fees to the extent permitted by law, whether collected by suit, foreclosure, or otherwise.


INTEK.DOC                            3
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   18) Indemnification: The Borrower shall indemnify, defend, and hold harmless
       ---------------
the State, the County, and the City and their respective officers and employees from any liabilities, claims, suits, judgments, and damages arising as a result of the performance of the obligations under this Agreement by the Borrower or any party in a relationship with the Borrower which is a result of this Agreement. The liability of the Borrower under this Agreement shall continue after the termination of the Agreement with respect to any liabilities, claims, suits, judgments and damages resulting from acts occurring prior to the termination of this Agreement.

   19) Other Requirements: The Borrower will provide to the Secretary, on an
       ------------------
annual basis and for a period of five (5) years after completion of the term, a report for the Borrower's Fort Scott, Kansas facility which lists the number of full-time equivalent employees, the total payroll as defined in item (2) of this Agreement, and a record of capital investment for the most recent report period and accumulated since the beginning of the report periods. The Borrower will also provide its current gross annual sales, and gross annual sales each year for the duration of this agreement. The first report will coincide with the first anniversary date as defined in item (2) of this Agreement.

   20) Amendments: Changes to this Agreement will not be effective or binding
       ----------
unless in writing and signed by both parties to the Agreement.

   21) Contractual Provisions Attachment: The provisions found in Contractual
       ---------------------------------
Provisions Attachment (form DA-146a), which is attached hereto, are hereby incorporated in this contract and made a part thereof

   22) Compliance with the Law: The Borrower agrees to operate its Fort Scott,
       -----------------------
Kansas facility in full compliance with applicable federal, state and local laws without limitation.

   23) Authorization to Contract: Before or at the time of execution of the
       -------------------------
Agreement, the Borrower must be able to provide evidence that it is duly incorporated, in good standing in the state of its incorporation, authorized to do business in the State of Kansas, and authorized to borrow money; and evidence shall be provided that the person executing the Agreement and any supporting documents is authorized to act on behalf of the Borrower in such a transaction.

   24) Termination of Agreement: Lender may terminate the loan, in whole or in
       ------------------------
part, if the Borrower has failed to comply with the conditions of the Agreement. The Borrower will receive written notice and the reasons for termination.

   25) Divisibility: The invalidity of any one or more phrases, sentences,
       ------------
clauses, or section contained in this Agreement shall not affect the remaining portions of this Agreement, or any part thereof. Further, various headings included in this Agreement exist purely as an aid to locate particular wording, and do not in and of themselves in any way affect the substance of this Agreement.

   26) Complete Document: The parties agree this Agreement is a complete
       -----------------
document in which all obligations have been reduced to writing, and there are no understandings, agreements, conventions or covenants not included herein.

   27) Assignment: The parties further agree that this Agreement may not be
       ----------
assigned by the Borrower without prior written approval by the Lender.

   28) Binding Effect: The provisions of this Agreement shall both bind and
       --------------
benefit the Borrower's successors, assigns, guarantors, endorsers, and any other person or entity now or hereafter liable hereon.

                                       4
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IN WITNESS WHEREOF, the parties have signed their names below.


   /s/ Gary Sherrer                                             4/21/99
   ---------------------------------------------------  -----------------------
   Gary Sherrer, Lt. Governor/ Secretary                Date


   Notary:

[Seal of Notary Public - State of Kansas
          GAYLA L W STARKEY                 /s/ Gayla L W Starkey  4/21/99
        My Appt. Exp. 8/26/01]


   Intek Information, Inc.

By:  /s/ Timothy C. O'Crowley                               April 13, 1999
   ---------------------------------------------------  -----------------------
   Signature                                            Date

   Timothy C. O'Crowley
   ----------------------------------------------------------------------------
   Print Name

   ----------------------------------------------------------------------------
   Title


   Notary:


STATE OF COLORADO                        )
                                         )ss:
CITY AND COUNTY OF DENVER )


On this 13th day of April, 1999, before me, a Notary Public, appeared Timothy C. O'Crowley, known personally to me to be the Chief Executive Officer and President of Intek Information, Inc. and acknowledged that he, as an officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as an officer.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal.

[SEAL]


                                         /s/ Nanette E. Gary, Notary Public
                                         ----------------------------------
                                         Nanette E. Gray, Notary Public


My Commission Expires: March 8, 2003


                                       5
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State of Kansas                       Agency No. 300 Contract No.99-KEDIF-020
Department of Administration
Division of Accounts and Reports
DA-146a (Rev. 9-93)

                       CONTRACTUAL PROVISIONS ATTACHMENT

Important:  This form contains mandatory contract provisions and must be attached to or incorporated in all copies of any contractual agreement. If it is attached to the vendor/ contractor's standard contract form, then that form must be altered to contain the following provision:

            "The provisions found in Contractual Provisions Attachment (form DA-
            146a), which is attached hereto, are hereby incorporated in this contract and made a part hereof".

The parties agree that the following provisions are hereby incorporated into the contract to which it is attached and made a part thereof, said contract being the__ day of , 19__.

1. TERMS HEREIN CONTROLLING PROVISIONS
   -----------------------------------
   It is expressly agreed that the terms of each and every provision in this attachment shall prevail and control over the terms of any other conflicting provision in any other document relating to and a part of the contract in which this attachment is incorporated.

2. AGREEMENT WITH KANSAS LAW
   -------------------------
   All contractual agreements shall be subject to, governed by, and construed according to the laws of the State of Kansas.

3. TERMINATION DUE TO LACK OF FUNDING APPROPRIATION
   ------------------------------------------------
   If, in the judgment of the Director of Accounts and Reports, Department of Administration, sufficient funds are not appropriated to continue the function performed in this agreement and for the payment of the charges hereunder, State may terminate this agreement at the end of its current fiscal year. State agrees to give written notice of termination to contractor at least 30 days prior to the end of its current fiscal year, and shall give such notice for a greater period prior to the end of such fiscal year as may be provided in this contract, except that such notice shall not be required prior to 90 days before the end of such fiscal year. Contractor shall have the right at the end of such fiscal year, to take possession of any equipment provided State under the contract. State will pay to the contractor all regular contractual payments incurred through the end of such fiscal year, plus contractual charges incidental to the return of any such equipment. Upon termination of the agreement by State, title to any such equipment shall revert to contractor at the end of State's current fiscal year. The termination of the contract pursuant to this paragraph shall not cause any penalty to be charged to the agency or the contractor.

4. DISCLAIMER OF LIABILITY
   -----------------------
   Neither the State of Kansas nor any agency thereof shall hold harmless or indemnify any contractor beyond that liability incurred under the Kansas Tort Claims Act (K.S.A. 75-6101 et seq.).

5. ANTI-DISCRIMINATION CLAUSE
   --------------------------
   The contractor agrees: (a) to comply with the Kansas Act Against Discrimination (K.S.A. 44-1001 et seq.) and the Kansas Age Discrimination in Employment Act (K.S.A. 44-1111 et M.) and the applicable provisions of the Americans With Disabilities Act (42 U.S.C. 12101 et seq.) (ADA) and to not discriminate against any person because of race, religion, color, sex, disability national origin or ancestry, or age in the admission or access to, or treatment or employment in, its programs or activities; (b) to include in all solicitations or advertisements for employees, the phrase "equal opportunity employer"; (c) to comply with the reporting requirements set out at K.S.A. 44-1031 and K.S.A. 44-1116; (d) to include those provisions in every subcontract or purchase order so that they are binding upon such subcontractor or vendor, (e) that a failure to comply with the reporting requirements of (c) above or if the contractor is found guilty of any violation of such acts by the Kansas Human Rights Commission, such violation shall constitute a breach of contract and the contract may be canceled, terminated or suspended, in whole or in part, by the contracting state agency or the Kansas Department of Administration; (0 if it is determined that the contractor has violated applicable provisions of the ADA, such violation shall constitute a breach of contract and the contract may be canceled, terminated or suspended, in whole or in part, by the contracting state agency or the Kansas Department of Administration.

   Parties to this contract understand that the provisions of this paragraph number 5 (with the exception of those provisions relating to the ADA) are not applicable to a contractor who employs fewer than four employees during the term of such contract or whose contracts with the contracting state agency cumulatively total $5,000 or less during the fiscal year of such agency.

6. ACCEPTANCE OF CONTRACT
   ----------------------
   This contract shall not be considered accepted, approved or otherwise effective until the statutorily required approvals and certifications have been given.

7. ARBITRATION, DAMAGES, WARRANTIES
   --------------------------------
   Notwithstanding any language to the contrary, no interpretation shall be allowed to find the State or any agency thereof has agreed to binding arbitration, or the payment of damages or penalties upon the occurrence of a contingency. Further, the State of Kansas shall not agree to pay attorney fees and late payment charges beyond those available under the Kansas Prompt Payment Act (K.S.A. 75-6403), and no provision will be given effect which attempts to exclude, modify, disclaim or otherwise attempt to limit implied warranties of merchantability and fitness for a particular purpose.

8. REPRESENTATIVE'S AUTHORITY TO CONTRACT
   --------------------------------------
   By signing this document, the representative of the contractor thereby represents that such person is duly authorized by the contractor to execute this document on behalf of the contractor and that the contractor agrees to be bound by the provisions thereof.

9. RESPONSIBILITY FOR TAXES
   ------------------------
   The State of Kansas shall not be responsible for, nor indemnify a contractor for, any federal, state or local taxes which may be imposed or levied upon the subject matter of this contract.

10.INSURANCE
   ---------
   The State of Kansas shall not be required to purchase, any insurance against loss or damage to any personal property to which this contract relates, nor shall this contract require the State to establish a *self-insurance" fund to protect against any such loss or damage. Subject to the provisions of the Kansas Tort Claims Act (KS.A. 75-6101 et M.), the vendor or lessor shall bear the risk of any loss or damage to any personal property in which vendor or lessor holds title.

11.INFORMATION
   -----------
   No provisions of this contract shall be construed as limiting the Legislative Division of Post Audit from having access to information pursuant to K.S.A. 46-1101 et seq.